WELLS FARGO FUNDS TRUST


                    SUPPLEMENT DATED OCTOBER 18, 2000 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2000

                      CALIFORNIA TAX-FREE MONEY MARKET FUND
                     CALIFORNIA TAX-FREE MONEY MARKET TRUST
                        CASH INVESTMENT MONEY MARKET FUND
                          GOVERNMENT MONEY MARKET FUND
                           MINNESOTA MONEY MARKET FUND
                                MONEY MARKET FUND
                               MONEY MARKET TRUST
                NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND
                       NATIONAL TAX-FREE MONEY MARKET FUND
                      NATIONAL TAX-FREE MONEY MARKET TRUST
                           OVERLAND EXPRESS SWEEP FUND
                       PRIME INVESTMENT MONEY MARKET FUND
                  TREASURY PLUS INSTITUTIONAL MONEY MARKET FUND
                         TREASURY PLUS MONEY MARKET FUND
                         100% TREASURY MONEY MARKET FUND

  Class A, Class B, Service Class, Single Class, Trust and Institutional Class


The following subsections of the statement of additional information section titled "Additional Permitted Investment Activities and Associated Risks" are revised as follows:


         Asset-Backed Securities

         The Funds may purchase asset-backed securities unrelated to mortgage loans. These asset-backed securities may consist of undivided fractional interests in pools of consumer loans or receivables held by a Special Purpose Vehicle. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and the Fund should expect no recourse to the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

         Commercial Paper

The Funds may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued in order to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Investments by the Funds in commercial paper will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

         Floating- and Variable-Rate Obligations

         The Funds, except the 100% Treasury Money Market Fund, may purchase floating- and variable-rate obligations such as demand notes, bonds, and commercial paper. These obligations may have stated maturities in excess of 397 days to the extent permitted by Rule 2a-7. They may permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days. The Funds may only invest in floating- or variable-rate securities that bear interest at a rate that resets based on standard money market rate indices or which are remarketed at current market interest rates. The issuer of such obligations may have a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

         The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

         Funding Agreements

         Funding Agreements are investment contracts with insurance companies which pay interest at a fixed or variable or floating rate, and principal on a certain mutually agreeable maturity date. The term to maturity cannot exceed 397 days. Funding Agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days' notice to the Fund. The maturity date of some Funding Agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund.

         Illiquid Securities

         The Funds, except the 100% Treasury Money Market Fund, may invest in securities not registered under the 1933 Act and other securities subject to legal or other restrictions on resale, and for which there may not be a readily available market. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

         Letters of Credit

         Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings bank or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of each such Fund may be used for letter of credit-backed investments.

         Money Market Instruments

The Funds may invest in money market instruments. Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) (U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (c) commercial paper rated in one of the two highest ratings categories by a nationally recognized rating organization, or, if unrated, of comparable quality as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.

         Other Investment Companies

         The Funds may invest in shares of other open-end management investment companies, up to the limits prescribed in Section 12(d)(1)(A) and (B) of the 1940 Act, and any rules, regulations, or orders obtained thereunder. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

         Repurchase Agreements

         The Funds, except the 100% Treasury Money Market, National Tax-Free Money Market, National Tax-Free Institutional Money Market, California Tax-Free Money Market, and Minnesota Money Market Funds, and the National Tax-Free Money Market and California Tax-Free Money Market Trusts, may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at least 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

         Each Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of such Fund's total assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with counter-parties who are U.S. Government Securities Dealers reporting to the Federal Reserve Bank of New York and commercial banks that meet credit quality guidelines established by the Board of Trustees and that are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

         The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained.

         Variable Rate and Amount Master Notes

The Funds may invest in variable amount master demand notes, obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

         Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest.